VARIABLE ANNUITY ACCOUNT C
                        GROUP 403(b), 401 AND HR10 PLANS
                                     MAP II
                    AETNA LIFE INSURANCE AND ANNUITY COMPANY


       SUPPLEMENT DATED DECEMBER 12, 2001 TO PROSPECTUS DATED MAY 1, 2001

The information in this supplement updates and amends certain information contained in the Prospectus dated May 1, 2001. You should read this supplement along with the Prospectus.

o The following updates and amends information regarding the use of the contracts to fund 401(a), 401(k), 403(a) and 403(b) plans:

         EXCLUSIONS FROM GROSS INCOME. Effective January 1, 2002, in order to be excludable from gross income for federal income tax purposes, total annual contributions made by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $40,000. Compensation means your compensation from the employer sponsoring the plan and, for years beginning after December 31, 1997, includes any elective deferrals under Tax Code section 402(g) and any amounts not includible in gross income under Tax Code sections 125 or 457.

         This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional limit specifically limits your salary reduction contributions to a 401(k) or 403(b) plan to generally no more than $11,000 in 2002. This limit is scheduled to increase as follows:

         -   $12,000 in 2003;
         -   $13,000 in 2004;
         -   $14,000 in 2005;
         -   $15,000 in 2006.

         After 2006, contribution limits will be subject to indexing. Your own limit may be higher or lower, depending upon certain conditions.

         Payments to your account(s) will be excluded from your gross federal income only if the plan meets certain nondiscrimination requirements.

         CATCH-UP CONTRIBUTIONS. Notwithstanding the contribution limit provided for above, for any plan year beginning on or after January 1, 2002, a participant in a 401(k) or 403(b) plan who is at least age 50 by the end of the plan year may contribute an additional amount not to exceed the lesser of:

         (a)      $1,000 as adjusted under Code Section 414(v)(2)(B) and (C) or
         (b) the participant's compensation for the year reduced by any other elective deferrals of the participant for the year.

         DISTRIBUTIONS. All distributions from these plans are taxed as received, unless:

         (a) The distribution is rolled over to another plan eligible to receive rollovers or to a traditional individual retirement annuity/account (IRA) in accordance with the Tax Code, or
         (b) You made after-tax contributions to the plan. In this case, depending upon the type of distribution, a portion may be excluded from gross income according to rules detailed in the Tax Code.





X.75974&80-01                                                      December 2001

         TAX PENALTY. The Tax Code imposes a 10% penalty tax on the taxable portion of any distribution from a 401(a), 401(k), 403(a) or 403(b) plan, unless certain exceptions, including one or more of the following, have occurred:

         (a)   You have attained age 59 1/2;
         (b)   You have become disabled, as defined in the Tax Code;
         (c)   You have died;
         (d)   You have separated from service with the sponsor at or after age
               55;
         (e)   The distribution amount is rolled over into another eligible plan or to an IRA in accordance with the terms of the Tax Code;
         (f)   The distribution amount is made in substantially equal periodic payments (at least annually) over your life or your life
               expectancy or the joint lives or joint life expectancies of you and your beneficiary, and you have had a separation from service with the plan sponsor; or
         (g)   The distribution is made due to an IRS levy upon your account.

         RESTRICTIONS ON DISTRIBUTIONS. Effective January 1, 2002, distribution of amounts restricted under Tax Code section 403(b)(11) may only occur upon your death, attainment of age 59 1/2, severance from employment, disability, or financial hardship. Such distributions remain subject to other applicable restrictions under the Tax Code. Effective January 1, 2002, and subject to the terms of your 401(k) plan, distributions from your 401(k) employee account, and possibly all or a portion of your 401(k) employer account, may only occur upon: retirement, death, attainment of age 59 1/2, disability, severance from employment, financial hardship, and termination of the plan in certain circumstances. Such distributions remain subject to other applicable restrictions under the Tax Code.